Exhibit 99.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
SERVICE AGREEMENT

This Second Amendment (the “Second Amendment”), dated February 28, 2022, is to the Third Amended and Restated Service Agreement dated April 23, 2019, as amended (the “Agreement”),  by and between Comenity Bank, a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803 (“Bank”), and Comenity Servicing LLC, a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219 (“Servicer”).

RECITALS

WHEREAS, Bank and Servicer entered into that certain Agreement to outsource certain data processing activities and certain other administrative and servicing functions;

WHEREAS, Bank and Servicer amended the Agreement on February 20, 2020; and

WHEREAS, Bank and Servicer now desire to further amend the Agreement as stated below.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.     New Appendix A.  Appendix A is hereby deleted in its entirety and replaced with the new Appendix A, attached hereto and incorporated herein by reference.

2.     New Appendix B.  Appendix B is hereby deleted in its entirety and replaced with the new Appendix B, attached hereto and incorporated herein by reference.

3.     Effective Date. The Parties agree that the changes set forth in this Amendment shall be effective on February 1, 2022 (the “Second Amendment Effective Date”).

4.     Miscellaneous.  Capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.  Other than as set forth above, the parties agree that the Agreement, as amended by this Amendment, shall continue in full force and effect. The parties may execute this Amendment in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.
Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank
1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized officers effective as set forth above.

Comenity Servicing LLC

By:     /s/ Julie Fire
Name:  Julie Fire
Title:    Senior Vice President, Care and Experience

Comenity Bank

By:     /s/ Baron Schlachter
Name:  Baron Schlachter
Title:     Comenity Bank President

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank
2

APPENDIX A

SERVICES AND PERFORMANCE STANDARDS

Servicer will provide the following Services to Bank, subject to and in accordance with the Bank’s policies, procedures and directives. All of such Services shall be provided by Servicer in accordance with the direction of and guidance provided by Bank management and/or in accordance with industry best practices. The Services will be measured by the corresponding Performance Standards and associated Measuring Periods, as set forth below.

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

Item	Service	Performance Standard	Measuring Period
1
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of
BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested.
• Analyze account and customer activity to determine if Currency Transaction
Reports (CTRs) are warranted.
• Prepare and support CTRs reporting to senior bank management, committees and boards.

		File currency transaction reports within regulatory requirements or applicable policy or procedural timing requirements.	M
Monthly Currency Transaction Reporting:
1. Report Currency Transaction Reports filed on behalf of the Bank.
2. Report Currency Transaction Reports filed outside of regulatory requirements or outside of applicable policy or procedural timing requirement.

M
		Report 100% of matches to FinCEN within the reporting deadline stated in the information request.	M
FinCEN 314(a) Match and Subsequent Investigation Reporting:
1. Report the number of matches reported to FinCEN and number of accounts referred to the FIU for additional review.
2. Report any matches reported outside the deadline indicated by FinCEN in the information sharing request.
M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
		1st Level Watch List Filtering (WLF) Alerts: • Initiate action on ≥95% of Watch List Filtering Alerts within 21 calendar days of alert generation.	M
		1st Level Suspicious Activity Monitoring (SAM) Alerts: • Initiate action on ≥95% of Suspicious Activity Monitoring Alerts within 30 calendar days of alert generation.	M
		OFAC Real Time Alerts: • Initiate action on ≥95% of OFAC Real Time Alerts within 4 calendar days of alert generation.	M
2
Accounting, Settlement & Other Services
• All services and support deemed reasonable as compared to similar financial services provided by an internal accounting department, including but not limited to daily posting of transactions, daily general ledger production, timely account reconciliation within an acceptable materiality factor as determined by Bank, and timely preparation of monthly financial reports. Any regulatory or financial reporting as appropriate.
• All client settlement and related services, as well as budgeting, general ledger support and other accounting assistance. Any financial reporting and analysis as appropriate.

		Post all valid transactions to customer accounts within 24-36 hour of receipt of transaction file on a business day.	M
		Develop and load the Annual Budget report by January 31st.	A
		Report the Monthly Forecast by the 11th business day of the following month.	M
3
Applications Development
• Management and maintenance of processing applications, including new feature development, product enhancements and problem resolution.
• Provision of development staff with specialized knowledge of Bank processing applications.

		Maintain 99.5% availability of applications system to process all applications.	M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
4
Business Continuity and Disaster Recovery Services
• Assist management in planning for a shut down or disruption in business.
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:
• Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.
• Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.
• Upon arrival at the Servicer’s facility, Bank personnel will be issued such building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building. Provide security policies and procedures then in effect for the facility.
• Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.
• Provide access to copy machines, fax machines and customary office supplies, as needed.
		Conduct Business Impact Analysis (BIA) assessment within 12 months of the last assessment for 95% of business processes.	A
		Conduct risk assessment within 12 months of the last assessment for 95% of facilities.	A
		Establish and approve 95% of Business Continuity and Disaster Recovery plans within 12 months of the last approval consistent with BCDR standards and report quarterly results.	Q
		Conduct 95% of Business Continuity and Disaster Recovery plan testing consistent with BCDR standards and report quarterly results.	Q
5
Complaints Management
• Complaints Management Governance and Oversight: Provide services and support in establishing procedures, definitions and standards for handling complaints received through all intake channels, and oversee and govern the handling, resolution, monitoring, analysis and reporting of all complaints.
• Complaints Handling: Identify, capture, investigate, respond to and document complaints and related risks in system of record in accordance with definitions and requirements of the Bank policies and procedures and regulatory requirements.
• Complaint Reporting: Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Other complaint management services, as requested.

		Report timely to management, Bank committees and Bank board on the number of written complaints handled, response times, categories, and other relevant information.	Q
		Complete 90% of the Tier 1 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 1 consumer complaints within 60 calendar days.	M
		Complete 80% of the Tier 2 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 2 consumer complaints within 60 calendar days.	M
		Servicer to provide complaint reporting, focused on key business and/or focus areas, on at least a monthly basis to both FLOD and SLOD stakeholders.	M
Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
		Servicer will maintain a first case resolution percentage of 83% for all Tier 3 complaints. First case resolution will be defined for complaints as no additional complaint opened within 30 days.	M
Servicer's quality review for Tier 3 complaints will maintain an accuracy rate of 90% or higher. Quality management audits should consist of a minimum average of 5 customer complaint interactions per associate each month. These reviews can consist of call listening or full process reviews. Complaints must be logged with the proper primary and secondary reason utilizing targeted attributes for logging the complaint.
M
6
Data Processing
• Manage all aspects of processing platform(s), including day to day operation, backups and maintenance, and disaster recovery.
• Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank.
• Ensure availability of the Enterprise Data Warehouse (“EDW”). The EDW is used by Servicer to compile and store all retail transaction and cardholder account data.
		Help desk support is available 24/7 where at least 90% of monthly inbound calls are answered within 20 seconds or less.	M
		Deliver EDW data on a daily basis and make EDW data available based on the EDW end of day marker within forty eight (48) hours.	M
7	End User Support Provision of hardware, software and support to ensure continuous functioning of end user computing needs. Ensuring high customer satisfaction through the use of end-user surveys.	Work 90% of service requests within 15 business days.	M
		Customer satisfaction scores will not fall below 95% on a monthly basis.	M
8
Facilities Management
• Assist with management of the premises and its contents.
• Provide property management services for Bank.
• Provide real property services, including leasing commercial and/or office space.
• Provide timely completion and systemic tracking for corrective and preventative services and work orders.
		Achieve 90% on-time completion of work orders.	M
9
Fraud
• Provide Fraud services and platform to prevent, detect, mitigate and investigate fraud on cardholders’ accounts, which includes transaction monitoring, strategy design and analysis, fraud loss reporting, customer fraud claim resolution, and document retention to comply with applicable laws and regulations.

		Fraud loss reporting will be provided on a monthly basis.	M
		Fraud loss will remain within 20% of fraud loss appetite/targets.	M
		Service 80% of inbound fraud calls within 25 seconds or less.	M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
	• Create and monitor alerts, develop strategies, and perform other necessary functions in order to detect, mitigate, and prevent fraud within the bank’s fraud risk appetite for our accounts.	Process and investigate 99% of fraud claims to ensure appropriate customer resolution within 90 days in accordance to applicable Regulatory timeframes.	M
10	Human Resources Assist in the recruiting, training, management of staff as well as the management of benefits available to Bank associates.	Report on recruiting performance and monitoring to demonstrate positions are being filled in support of the Banks.	M
11	Information Security Support Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Meet or exceed established threshold (>=98%) for granting approved user access requests within 10 business days of approval.	M
		Meet or exceed established threshold (>=98%) for removing access due to terminations within 1 business day.	M
		Perform user access review at least semi-annually.	Semi-Annual
12
Information Technology Services/Outsourcing
• Provide Information Technology platform and services, including outsourcing of Information Technology platform and services.
• Provide network and telecommunications access.
		Authorizations average response time is less than 3 Seconds.	M
		Priority 1 Incidents Restored within Defined time.	M
		Priority 2 Incidents Restored within Defined time.	M
		Priority 3 Incidents Restored within Defined time.	M
		Priority 4 Incidents Restored within Defined time.	M
		Maintain 99% or greater Mainframe availability.	M
		Maintain 95% or greater implementation of critical security updates / patches.	M
		Maintain 97% or greater Unix & Linux Server availability.	M
		Maintain 97% or greater Windows Server availability.	M
		Complete 98% of critical batches within 24 hours of required completion time.	M
		Authorization services will be available 99.5% of store hours.	M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
13
Issues Management
• Assignment of issue ownership, risk pillar, and issue reviewer.
• Validation of completeness and accuracy of issue description.
• Verification of root cause accuracy.
• Establishment of remediation plans and ownership.
• Identify applicable risk(s) and assign to issue.
• Responsible for remediation and issue validation by the issue owner.
• Participate in Issue Working Group (IWG).
• Escalate remediation roadblocks and service standard non-adherence to Risk Advisors and IWG, as needed.

		Contain 90% of non-technical issues impacting customers OR four or less non-technical issues if 90% is not achieved within timelines established in the Issues Management Procedure.	M
Contain 90% of technology or system dependent issues impacting customers OR four or less technology or system dependent issues if the 90% is not achieved within timelines established in the Issues Management Procedure.
M
		Close 90% of issues within timelines established in the Issues Management Procedure.	M
		Execute restitution for 90% of issues OR two or less issues if 90% is not achieved within timelines established in the Issues Management Procedure.	M
14
Model Development
• Perform model development activities, including new models and changes to existing models as needed.
• Complete model monitoring as scheduled, and provide reporting of monitoring results.
• Follow Model Governance Framework.
• Maintain all required documentation.
• Other FLOD model services, as requested.

		Provide model monitoring report monthly.	M
		Follow internal model governance framework.	M
15	Project Management Provide project management services as requested.	Report effort spent against approved scope of all work requests and broad impacting projects by the 15th calendar day following the completion of the prior month review.	M
16
Quality Management
• Design and/or execute testing of business processes, using a risk based approach.
• Utilize a framework to drive visibility and accountability of business owners to drive improvement in quality controls including resolving issues and/or gaps.

		Complete monthly call monitoring and quality testing on time as set forth in the Quality Testing Schedule.	Q
		Complete operational quality testing as set forth in the Quality Testing Schedule.	Q

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
17
Security
• Determine Critical Infrastructures and provide physical security staffing based on the critically of the physical location and how immobility would impact business operations.
• Provide video surveillance security for Critical Computing Centers and general office space.
•    Create and disseminate safety policies and procedures.

		Provide physical security in accordance with the ECC Approved Physical Security Policy and Standards.	M
		Video surveillance is maintained at 91 days for Critical Computing Centers (e.g., Data Centers, Critical Server Rooms, etc.) and 31 days for general office space.	M
		Distribute physical security policy annually to associates.	A
18
Vendor Management Services
• Complete Vendor Engagement due diligence reviews and assign risk tiering.
• Timely and accurately completion of all scorecard metric entry and reporting.
• Complete annual reviews and oversight of all vendor engagements as required by policy and procedures.
• Report critical and material vendor incidents as defined by policy and procedures.
•    Support all regulatory exams and provide documentation as requested by the Banks.
		General Global Sourcing/VRM Requests: Respond to general inquiries within two business days.	M
		Notify VRM of any material vendor incidents as defined in the Global Sourcing and Vendor Management procedures once know, within 2 business days.	M
		No less than 90% of the Quarterly and Annual Business Reviews will be completed within 30 days of the timeframes established in the Supplier Relationship Management Procedures.	Q
		Regulatory Requests: Fulfill all regulatory requests within two business day unless otherwise agreed.	Ad Hoc
Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

Item	Service	Performance Standard	Measuring Period
1	Card Embossing and Issuance • Provide end to end processing of card embossing requests, either from initial account set-up or for replacement cards.	Issue 95% of new and replacement cards within 5 business days. (This includes New cards, Replacement cards, Lost / Stolen cards).	M
2
Collections
• Manage collection of overdue accounts from initial delinquency through charge-off.
• Manage special account processing including bankruptcy, deceased & settlement offers.
• Manage collection agencies and law firms retained to collect overdue accounts.
• Manage sales of accounts to debt buyers.
		A same-day collection attempt will be made on at least 85% (monthly average) of the collection accounts that are downloaded daily into the dialer categories.	M
		Conduct one annual on-site audit/review of each agency that is either receiving active account placements and/or has a minimum of $1M in Bank account balances.	M
		Conduct remote monitoring quarterly of each agency engaged in the collection of Bank accounts.	Q
		Provide account level details to Bank on accounts to be sold as part of the debt-sales program to ensure appropriate exclusions have been applied.	M
		Staff early stage collections at a maximum ratio of 1FTE to 2000 early stage collection accounts.	M
		Staff late stage collections at a maximum ratio of 1FTE to 1000 late stage collection accounts.	M
3	Contract Commitment Oversight Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.	Brand SLA failures shall not enable a contractual breach that enables a termination right.	M
		Brand SLA achievement measures not less than 95% achievement in a given month.	M
4
Credit Management
• Provide services related to all aspects of the Bank’s credit management programs including underwriting and account management to ensure processes to identify, evaluate, mitigate, and monitor credit risk will adhere to the Bank’s established credit risk appetite, tolerances and limits, and comply with all applicable Bank credit risk management policies, strategies, and related laws and regulations.
• Ensure that key credit risk strategies are thoroughly analyzed and effectively documented, presented and approved by the Bank as required, and that credit actions adhere to the Bank credit policy and regulatory requirements.
• Prepare and deliver presentations regarding key credit risk trends, issues, exposures, effectiveness of strategies, and other information as requested by the Bank.
• Provide other Credit Risk services, as requested.

Produce and adhere to an “underwriting review calendar”, which will include an analysis of new account underwriting and recommendations for clients with A/R > $150MM and any requests for specific clients as needed.
M
Produce client specific summary level report of key performance metrics on a monthly basis with comments for clients with A/R greater than $150MM as well as any request by the Bank for specific clients   as needed.
M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
5
Customer Communications
Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.

Mail or deliver account statements within 4 business days of the scheduled billing date. Monthly periodic statements must be mailed or delivered at least twenty-one (21) days (calendar days) prior to the payment due date disclosed on the billing statement.
M
6
Customer Service
• Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
• Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
• Serve as a liaison between customers and clients for communication of product/service disputes.
• Provide call resolution support.

Respond to written Cardholder inquiries (whitemail), response requirements are as follows:
• 90% within 8 Business Days.
• 100% within 30 Calendar Days.
100% within regulatory timelines, as applicable.
M
		Respond to written Cardholder inquiries (email), response requirements are as follows: • 90% within 8 Business Days. • 100% within 30 Calendar Days. 100% within regulatory timelines, as applicable.	M
		Abandon Rate: Calls that exit the IVR and are abandoned prior to being serviced by a live agent shall not exceed 5% of calls; excludes “quick abandons” (less than 10 seconds)	M
		Cardholder Dispute Response: Acknowledge 99% of Cardholder billing disputes within 30 calendar days	M
		Cardholder Dispute Resolution: Resolve 99% of cardholder billing disputes within 2 billing cycles not to exceed 90 days.	M
		First Call Resolution: Calls that exit the IVR, are serviced by a live agent and result in no additional calls within 4 days shall not fall below 75%	M
Answer at least 80% of calls within 25 seconds or less. Primary Customer Service and Store Service live phone support to be measured individually across each call type (Customer Service, Voice Authorization, New Accounts).

M
7
New Account Processing
• Receive and process applications received via all application channels.
• Provide Credit scoring and adjudication in accordance with Bank credit criteria.
• Refer application exceptions to appropriate Bank representative
• Establish approved accounts on account processing platform
• Send declined accounts adverse action letters
		Systemically process 95% of approved/declined application requests within less than or equal to 15 seconds.	M
		Process 100% of domestic mail-in application in 6 business days or less and international mail-in applications will be processed in 10 business days or less.	M

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

Item	Service	Performance Standard	Measuring Period
		New accounts average response time is less than 30 seconds.	M
		Notify 100% of Applicants of action taken within 30 calendar days of receiving a completed application concerning the approval of, counteroffer to, or adverse action on the application.	M
8
Payment Processing
• Provide secure payment processing for ACH payment types, including, but not limited to Remittance (ARC) Electronic (WEB) and Telephone (TEL) payments.
• Include payment exception item processing and deposit of funds into Bank- specified account(s).
• Report action taken on returned payments.
		Report return payments monthly reflecting appropriate action taken on customer accounts, within five business days of receipt.	M
		Process 100% of non-conforming payments within five days of receipt.	M
Process 96% of all conforming payments within 24 hours of receipt; payments must be processed utilizing the date of receipt, unless the delay in crediting does not result in a finance charge or other charge.
M

Servicer and Bank will meet as needed, but no less than annually, to review the Services and associated Performance Standards and Measuring Periods. Based on that review, Bank will use its business judgment to determine whether (and if so, how) to add, remove, adjust, or otherwise amend any component of the Services, Performance Standards and/or Measuring Periods. Documentation of such adjustments shall be memorialized in writing and executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Appendix A once executed by the parties.

Abbreviation	Definition
M	Monthly
Q	Quarterly
A	Annually

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank

APPENDIX B

FEE SCHEDULE FOR REVOLVING CREDIT CARDS
(APPLIES TO APPENDIX A SECTION I & II)

1.
Bank agrees to pay Servicer monthly for the Services provided with respect to revolving credit cards. The fee for such Services provided shall become due and payable by Bank not later than the 15th calendar day following the end of the preceding month.

2.
Servicer will provide to Bank, no later than the 10th calendar day of each month, a statement of the fees incurred during the immediately preceding month (the “Fee Statement”). Servicer shall assess the fees by (1) calculating the total cost of the Services, as defined in this Agreement and the Third Amended and Restated Service Agreement, dated as of February 1, 2019, by and between Comenity Servicing LLC and Comenity Bank, provided to Bank and Bank’s sister bank, Comenity Bank, (together, the “Total Services”), during the subject month, inclusive of payroll, benefits and Total Services-associated expenses, (2) calculating the amount of that total cost allocable to Bank based on Bank’s statement volume during the subject month, and (3) adding a twelve percent (12%) markup. The parties have agreed (based upon an independent third party study) that a 12% markup is within the reasonable markup range which would be charged by an independent party on an arm’s length basis for the Services provided.

3.
Bank is responsible for examining the Fee Statement and promptly reporting any errors or irregularities to Servicer. Bank will remit payment to Servicer no later than the 15th calendar day of the month in which each Fee Statement is received.

4.
Bank shall be responsible for all sales, use or excise taxes levied on accounts payable by Bank to Servicer under this Agreement, excluding taxes based upon Servicer’s income, employment of personnel or taxes from which Bank is exempt, provided Bank provides Servicer written evidence of such exemption. Undisputed payments shall be made by Bank to Servicer within thirty (30) calendar days after Bank’s receipt of Servicer’s invoice therefor.

5.
The parties will meet at least annually to review Servicer’s budgeted costs for the following year for the Services with respect to revolving credit cards. Based on that review, the parties will use commercially reasonable efforts to determine appropriate adjustments to the forecasted fees and/or markup percentage. Such adjustments and component costs shall be documented in writing executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Fee Schedule for Revolving Credit Cards of Appendix B once executed by Bank and Servicer.

Second Amendment to Third Amended and Restated
Service Agreement
Comenity Servicing LLC/Comenity Bank